                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 17, 1998



                            WESTFIELD AMERICA, INC.
                   -----------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


MISSOURI                              1-12923               43-0758627
----------------------------      ---------------  ----------------------------
(State or Other Jurisdiction      Commission file  (IRS EMPLOYER IDENTIFICATION
 of incorporation)                     number                 NUMBER)

                           11601 WILSHIRE BOULEVARD
                                  12TH FLOOR
                        LOS ANGELES, CALIFORNIA  90025
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
           ---------------------------------------------------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  310/445-2427



                                   NO CHANGE
--------------------------------------------------------------------------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.   Other Events.
          -------------

   On November 17, 1998, Westfield America, Inc. (the Company") acquired the remaining 58% interest in Topanga Plaza that the Company did not already own. The acquisition was made pursuant to a Partnership Interest Purchase Agreement, dated as of November 17, 1998 between JMB Income Properties, LTD. XII and the Company.

   The Company paid a total consideration of approximately $86.0 million, including the assumption of the Company's pro rata share of mortgage indebtedness totaling approximately $33.0 million. The amount of consideration was determined by arm's length negotiations. The funds for this acquisition came from borrowings under a bridge facility provided by Union Bank of Switzerland.

   Topanga Plaza is a 1,050,000 square foot super regional shopping center located in Canoga Park, California. The center is anchored by Nordstrom, Robinson's-May, Montgomery Ward and Sears and has 130 specialty stores.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

(a) Financial statements of Topanga Plaza acquired pursuant to a Partnership Interest Purchase Agreement Agreement, dated November 17, 1998 between JMB Income Properties, LTD. XII and the Company.

     Index to Statement of Certain Revenue and Expenses
     ------------------------------------------------------------

                                                            Page Reference
Combined Statement of Revenue and Certain Expenses             Form 8-K
--------------------------------------------------          --------------

      Topanga Plaza
       -- Independent Auditors' Report                           F-1
       -- Statement of Certain Revenue and
          Expenses for the year ended December 31, 1997          F-2
       -- Notes to Combined Statement of Certain
          Revenues and Expenses                                  F-3


(a)  Exhibits.


Exhibit No.                   Description of Exhibit
-----------                   ----------------------
   23                          Consent of Independent Auditors -
                               Ernst & Young LLP

                         Report of Independent Auditors



To the Board of Directors
Westfield America, Inc.

We have audited the accompanying statement of certain revenues and expenses of Topanga Plaza for the year ended December 31, 1997. The above mentioned statement is the responsibility of management. Our responsibility is to express an opinion on the above mentioned statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the above mentioned statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the above mentioned statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the above mentioned statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain revenues and expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. As described in Note 1 to the statement of certain revenues and expenses, certain revenues and expenses that would not be comparable to those resulting from the proposed future operations of Topanga Plaza are excluded, and the above mentioned statement is not intended to be a complete presentation of the revenues and expenses of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the certain revenues and expenses of Topanga Plaza for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



Los Angeles, California                        /s/  Ernst & Young LLP
January 19, 1998

                                 TOPANGA PLAZA

                   Statement of Certain Revenues and Expenses
                                 (In Thousands)

                      For the year ended December 31, 1997


Revenues
 Minimum rents                                          $10,547
 Tenant recoveries                                        5,911
 Percentage rent                                            184
 Specialty leasing                                        1,035
 Miscellaneous                                               39
                                                        -------
Total revenues                                           17,716
                                                        -------

Expenses
 Operating expenses                                       4,300
 Property taxes                                             754
 Insurance                                                  516
                                                        -------
Total expenses                                            5,570
                                                        -------
Excess of certain revenues over expenses                $12,146
                                                        =======

     See accompanying notes to statement of certain revenues and expenses.

                                 TOPANGA PLAZA

              Notes to Statement of Certain Revenues and Expenses
                      For the year ended December 31, 1997


1.    Organization and Basis of Presentation

    The accompanying statement of certain revenues and expenses includes the accounts of Topanga Plaza (the "Property"), a super-regional shopping center in Canoga Park, California. In November 1998, Westfield America, Inc. (WEA) purchased the 58% interest in the shopping center it did not already own from its joint venture partner, JMB Income Properties, Ltd. - XII.

    The accompanying statement of certain revenues and expenses is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations for the period presented because certain revenues and expenses, which may not be comparable to those expected to be experienced by WEA in the proposed future operations of Topanga Plaza, have been excluded, including interest income, straight-lined rents, earthquake recovery revenues, management fees, income taxes, interest expense and depreciation and amortization.

    An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following: (i) the property was acquired from an unaffiliated party and (ii) based on WEA's management's prior operating experience with this Property, the Company is not aware of any material factors that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically omitted by WEA as described above.


2.    Summary of Significant Accounting Policies

    Revenue Recognition

    Shopping center space is generally leased to specialty retailers under leases which are accounted for as operating leases. Minimum rent revenues are recognized on an accrual basis over the respective lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from retailers are recognized as income during the period the applicable costs are incurred.

                                 TOPANGA PLAZA

2.   Summary of Significant Accounting Policies, continued:

  Bad Debts

  Management periodically evaluates the collectibility of amounts billed to retailers and accrued recoveries from retailers and adjusts the allowance for doubtful accounts to reflect the amounts estimated to be uncollectible. Amounts determined to be uncollectible are included in minimum rents.


  Maintenance and Repairs

  Maintenance and repairs are charged to operations as incurred.

  Use of Estimates

  The preparation of the statement of certain revenues and expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain revenues and expenses during the reporting periods. Actual results could differ from those estimates.


3.   Property Rentals

  Future minimum rental revenues under noncancelable operating leases as of December 31, 1997, are as follows:

                   1998                           $10,470
                   1999                            10,277
                   2000                             9,902
                   2001                             9,646
                   2002                             9,024
                   Thereafter                      25,281
                                                  -------
                                                  $74,600
                                                  =======


These amounts do not include percentage rentals that may be received under certain leases on the basis of tenant sales in excess of stipulated minimums.

                                 TOPANGA PLAZA

4.  Commitments and Contingencies

    Topanga Plaza is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part on advice of legal counsel, that the final resolution of these matters will not have a material adverse effect on the results of operations of Topanga Plaza.


5.  Transactions with Related Parties

    WEA subcontracts its management obligations under the existing management and leasing agreements to Westfield Management Company ("WMC"). WMC is owned indirectly by Westfield Holdings Limited, which has an ownership interest in WEA.

    WMC is reimbursed for mall related overhead and payroll costs recoverable from tenants in accordance with their leases. Reimbursements to WMC of recoverable property operating costs for the years ended December 31, 1997 totaled $1,087.

  Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTFIELD AMERICA, INC.

Date:   February 3, 1999                    /s/  Irv Hepner
                                            -----------------------
                                            Irv Hepner
                                            Secretary

                               INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit
-----------        ----------------------

    23             Consent of Independent Accountants - Ernst & Young LLP.